Exhibit 99.1

CareDx Reports First Quarter 2025 Results
First Quarter Revenue of $84.7 Million, Increased 18% Year-Over-Year
Grew Testing Services Volume to Approximately 47,100, Marking Seventh Consecutive Quarter of Sequential Testing Services Volume Growth
BRISBANE, Calif., April 30, 2025, CareDx, Inc. (Nasdaq: CDNA) — today reported financial results for the first quarter ended March 31, 2025.
First Quarter Financial Highlights
•Reported first quarter revenue of $84.7 million, increased 18% year-over-year
•Testing services revenue of $61.9 million, increased 15% year-over-year, and testing services volume of approximately 47,100, increased 12% year-over-year
•GAAP net loss of $10.4 million, non-GAAP net income of $5.4 million, and positive adjusted EBITDA of $4.6 million, a significant improvement from the first quarter 2024
•Cash, cash equivalents and marketable securities of $231 million, with no debt, as of March 31, 2025
•Reaffirms full-year 2025 guidance of $365 million to $375 million in revenue and adjusted EBITDA of $29 million to $33 million, and 2027 target of $500 million in revenue and adjusted EBITDA of $100 million.
First Quarter Business Highlights
•Seventh consecutive quarter of sequential testing services volume growth
•Launched two expanded indications for AlloSure® Testing Services – AlloSure Heart for pediatric heart transplant patients under age 15, and AlloSure Kidney for simultaneous pancreas-kidney transplant (SPK) patients
•Submitted second manuscript of the SHORE (Surveillance HeartCare Outcomes Registry) study for publication to further build our evidence for coverage
•Presented AlloHeme™ data at TANDEM and EBMT conferences advancing our pipeline
•Completed the restructuring of our Revenue Cycle Management team to drive ASP growth
•Launched a strategic operations initiative to accelerate growth through enhanced integration with EPIC AURA EMR systems

“We had another strong quarter marked by growth across all organs, led by kidney surveillance testing. Our increased sales footprint had a clear impact, and we saw continued progress in surveillance testing protocol adoption that we anticipate will have an impact in Q2,” said John W. Hanna, CareDx President and CEO. “I am pleased with the progress we continue to make with our pipeline, including the launch of two expanded indications for AlloSure and advancements in our AlloHeme trial for patients with hematologic malignancies presented at two conferences.”
Q1 2025 Financial Results
Total revenue for the three months ended March 31, 2025, was $84.7 million, an increase of 18% compared to $72.0 million for the first quarter of 2024. Testing Services revenue for the first quarter 2025 was $61.9 million, including $1.1 million in write-off for aged receivable, an increase of 15% compared to $53.8 million for the first quarter of 2024. Excluding these aged receivable write-off, non-GAAP adjusted testing services revenue for the first quarter of 2025 was $63.0 million. Patient and Digital Solutions revenue for the first quarter of 2025 was $12.0 million, an increase of 24% compared to $9.6 million for the first quarter of 2024. Product revenue for the first quarter of 2025 was $10.8 million, an increase of 26% compared to $8.6 million for the first quarter of 2024.
For the first quarter of 2025 GAAP net loss was $10.4 million compared to a GAAP net loss of $19.9 million in the first quarter of 2024. Basic and diluted GAAP net loss per share in the first quarter of 2025 was $0.19, compared to basic and diluted GAAP net loss per share of $0.38 in the first quarter of 2024.
Non-GAAP net income was $5.4 million in the first quarter of 2025 compared to a non-GAAP net loss of $1.4 million in the first quarter of 2024. Diluted non-GAAP net income per share was $0.09 in the first quarter of 2025 compared to a diluted non-GAAP net loss per share of $0.03 in the first quarter of 2024. Adjusted EBITDA income for the first quarter of 2025 was $4.6 million compared to an adjusted EBITDA loss of $1.9 million for the first quarter of 2024.
2025 Guidance
For the full year 2025, CareDx expects revenue to be in the range of $365 million to $375 million. CareDx expects full year 2025 adjusted EBITDA gain to be in the range of $29 million to $33 million.
About CareDx – The Transplant Company
CareDx, Inc., headquartered in Brisbane, California, is a leading precision medicine solutions company focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers. CareDx offers testing services, products, and digital healthcare solutions along the pre- and post-transplant patient journey and is the leading provider of genomics-based information for transplant patients. For more information, please visit: www.CareDx.com.
Forward Looking Statements
This press release includes forward-looking statements, including expectations regarding the achievement of CareDx’s financial and operational goals and its expectations and prospects for 2025. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, all of which are difficult to predict and many of which are beyond CareDx’s control, that could cause the actual results to differ materially from those projected, including general economic and market factors, and global economic and marketplace uncertainties, among others discussed in CareDx’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed by CareDx with the SEC on February 28, 2025, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 filed by CareDx with the SEC on April 30, 2025, and other reports that CareDx has filed with the SEC. Any of these may cause CareDx’s actual results, performance, or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.
Use of Non-GAAP Financial Measures
CareDx has presented in this release certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis, including non-GAAP adjusted testing services revenue, non-GAAP cost of testing services, non-GAAP cost of product, non-GAAP cost of patient and digital solutions, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP other income, net, non-GAAP income tax expense, non-GAAP gross profit, non-GAAP gross margin (%), non-GAAP operating expenses, non-GAAP income tax expense, non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per share and adjusted EBITDA. A reconciliation of the forecasted range for adjusted EBITDA for 2025 is not included in this release due to the number of variables in the projected range and because we are currently unable to quantify accurately certain amounts that would be required to be included in the U.S. GAAP measure or the individual adjustments for such reconciliation.

We define non-GAAP net income (loss) and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; acquisition-related amortization of purchased intangible assets and related tax effects; costs involved with completing an acquisition; changes in estimated fair value of contingent consideration; litigation settlement expense and certain other charges. We define adjusted EBITDA as non-GAAP net income (loss) before interest income, income tax expense, depreciation expense and other (income) expense, net.
We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

CareDx, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended March 31,
	2025	2024
Revenue:
Testing services revenue	$61,921	$53,837
Product revenue	10,810	8,594
Patient and digital solutions revenue	11,954	9,618
Total revenue	84,685	72,049
Operating expenses:
Cost of testing services	15,113	13,632
Cost of product	5,586	5,344
Cost of patient and digital solutions	7,716	6,958
Research and development	18,524	18,711
Sales and marketing	22,991	19,830
General and administrative	22,769	30,140
Litigation settlement expense	5,360	—
Total operating expenses	98,059	94,615
Loss from operations	(13,374)	(22,566)
Other income:
Interest income, net	2,784	2,885
Other income (expense), net	295	(290)
Total other income	3,079	2,595
Loss before income taxes	(10,295)	(19,971)
Income tax (expense) benefit	(58)	83
Net loss	$(10,353)	$(19,888)
Net loss per share:
Basic	$(0.19)	$(0.38)
Diluted	$(0.19)	$(0.38)
Weighted-average shares used to compute net loss per share:
Basic	55,262,459	51,692,358
Diluted	55,262,459	51,692,358

CareDx, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$88,745	$114,689
Marketable securities	142,172	145,964
Accounts receivable	71,485	64,605
Inventory	22,929	19,503
Prepaid and other current assets	24,908	7,071
Total current assets	350,239	351,832
Property and equipment, net	32,729	33,552
Operating leases right-of-use assets	26,390	24,340
Intangible assets, net	37,247	38,184
Goodwill	40,336	40,336
Restricted cash	550	585
Other assets	2,147	2,221
Total assets	$489,638	$491,050
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,072	$7,686
Accrued compensation	14,067	38,333
Accrued litigation settlement expense	20,250	—
Accrued and other liabilities	42,895	43,352
Total current liabilities	85,284	89,371
Deferred tax liability	129	164
Contingent consideration	160	174
Operating lease liability, less current portion	24,072	22,263
Other liabilities	644	645
Total liabilities	110,289	112,617
Commitments and contingencies
Stockholders’ equity:
Common stock	51	51
Additional paid-in capital	1,022,982	1,013,193
Accumulated other comprehensive loss	(7,089)	(8,569)
Accumulated deficit	(636,595)	(626,242)
Total stockholders’ equity	379,349	378,433
Total liabilities and stockholders’ equity	$489,638	$491,050

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended March 31,
	2025	2024
Cost of testing services reconciliation:
GAAP cost of testing services	$15,113	$13,632
Stock-based compensation expense	(363)	(457)
Acquisition related-amortization of purchased intangibles	(347)	(329)
Non-GAAP cost of testing services	$14,403	$12,846
Cost of product reconciliation:
GAAP cost of product	$5,586	$5,344
Stock-based compensation expense	(231)	(317)
Acquisition related-amortization of purchased intangibles	(412)	(420)
Non-GAAP cost of product	$4,943	$4,607
Cost of patient and digital solutions reconciliation:
GAAP cost of patient and digital solutions	$7,716	$6,958
Stock-based compensation expense	(220)	(372)
Acquisition related-amortization of purchased intangibles	(152)	(271)
Other income	—	5
Non-GAAP cost of patient and digital solutions	$7,344	$6,320
Research and development expenses reconciliation:
GAAP research and development expenses	$18,524	$18,711
Stock-based compensation expense	(1,359)	(1,760)
Other charges	—	(25)
Non-GAAP research and development expenses	$17,165	$16,926
Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$22,991	$19,830
Stock-based compensation expense	(2,584)	(3,044)
Acquisition related-amortization of purchased intangibles	(628)	(633)
Other charges	—	(8)
Non-GAAP sales and marketing expenses	$19,779	$16,145
General and administrative expenses reconciliation:
GAAP general and administrative expenses	$28,129	$30,140
Stock-based compensation expense	(4,174)	(10,623)
Change in estimated fair value of contingent consideration	(46)	(319)
Acquisition related fees and expenses	—	(35)
Litigation settlement expense	(5,360)	—
Other income	—	66
Non-GAAP general and administrative expenses	$18,549	$19,229
Total other income reconciliation:
GAAP other income	$3,079	$2,595
Non-GAAP other income	$3,079	$2,595
Income tax (expense) benefit reconciliation:
GAAP income tax (expense) benefit	$(58)	$83
Tax effect related to amortization of purchased intangibles	(99)	(102)
Non-GAAP income tax expense	$(157)	$(19)

CareDx, Inc.
GAAP and Non-GAAP Operating Expenses
(Unaudited)
(In thousands)

	Three Months Ended March 31,
	2025	2024
GAAP operating expenses:
Research and development	$18,524	$18,711
Sales and marketing	22,991	19,830
General and administrative	22,769	30,140
Total GAAP operating expenses	$64,284	$68,681

Non-GAAP operating expenses:
Research and development	$17,165	$16,926
Sales and marketing	19,779	16,145
General and administrative	18,549	19,229
Total Non-GAAP operating expenses	$55,493	$52,300

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin
(Unaudited)
(In thousands, except percentages)

	Three Months Ended March 31,
	2025	2024
Total revenue	$84,685	$72,049
GAAP cost of sales	28,415	25,934
GAAP gross profit	56,270	46,115
Stock-based compensation expense	814	1,146
Other income	—	(5)
Acquisition related-amortization of purchased intangibles	911	1,020
Non-GAAP gross profit	$57,995	$48,276
Non-GAAP gross margin %	68.5%	67.0%

CareDx, Inc.
Reconciliation of GAAP Testing Services Revenue to Non-GAAP Adjusted Testing Services Revenue
(Unaudited)
(In thousands)

	Three Months Ended March 31,
	2025	2024
Adjusted testing services revenue reconciliation:
Testing services revenue (GAAP)	$61,921	$53,837
Revenue associated with test reports delivered in prior periods	1,076	(3,746)
Adjusted testing services revenue (Non-GAAP)	$62,997	$50,091

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended March 31,
	2025	2024
GAAP net loss	$(10,353)	$(19,888)
Stock-based compensation expense	8,931	16,573
Acquisition related-amortization of purchased intangibles	1,539	1,653
Acquisition related fees and expenses	—	35
Change in estimated fair value of contingent consideration	46	319
Other income and charges	—	(38)
Tax effect related to amortization of purchased intangibles	(99)	(102)
Litigation settlement expense	5,360	—
Non-GAAP net income (loss)	$5,424	$(1,448)

GAAP basic and diluted net loss per share	$(0.19)	$(0.38)

Non-GAAP basic net income (loss) per share	$0.10	$(0.03)
Non-GAAP diluted net income (loss) per share	$0.09	$(0.03)

Shares used in computing non-GAAP basic net income (loss) per share	55,262,459	51,692,358
Shares used in computing non-GAAP diluted net income (loss) per share	58,315,877	51,692,358

CareDx, Inc.
Reconciliation of Non-GAAP to Adjusted EBITDA
(Unaudited)
(In thousands)

	Three Months Ended March 31,
	2025	2024
Non-GAAP net income (loss)	$5,424	$(1,448)
Interest income	(2,784)	(2,885)
Income tax expense	157	19
Depreciation expense	2,061	2,168
Other (income) expense, net	(295)	290
Adjusted EBITDA	$4,563	$(1,856)

CareDx, Inc.
Media Relations
Anna Czene
818-731-2203
aczene@caredx.com

Investor Relations
Caroline Corner
investor@CareDx.com